                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 19, 2004

                       SKYWAY COMMUNICATIONS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

         Florida                     000-320-33             65-0881662
(State or other jurisdiction  (Commission File Number)    (IRS Employer
    of incorporation)                                   Identification No.)

                   6021 142nd Ave North, Clearwater, FL 33760
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 535-8211

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 19, 2004, with the approval of the Board of Directors, the Registrant engaged Stark Winter Schenkein & Co., LLP ("SWS") as its independent auditors.
On July 19, 2004 the Registrant's former independent auditors, Kingery Crouse &
Hohl, P.A. ("KCH") resigned when, as a result of the voluntary resignation of the
Registrant's CFO, Richard Lough, its independence became impaired due to the fact that a former employee of KCH, hired by the Registrant, is now in an increased financial reporting role with the Registrant. Mr. Lough will continue to serve the Registrant as a consultant in a transition role.

Prior to the engagement of SWS, KCH had served as the independent auditors of the Registrant since December 2003. Prior to the engagement, there were no consultations between SWS and the Registrant regarding the treatment of accounting, auditing or financial reporting issues.

KCH did not provide an audit opinion on the Registrant's financial statements for either of the last two fiscal years. There have been no disagreements between the Registrant and KCH in connection with any services provided to the
Registrant for the period December 2, 2003 through July 19, 2004 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

In addition, KCH did not advise the Registrant with regard to any of the following:

        1. That internal controls necessary to develop reliable financial statements did not exist; or
        2. That information has come to the attention of KCH, which made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or
        3. That the scope of the audit should be expanded significantly, or information has come to the accountant's attention that the accountant has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal.

KCH furnished the Registrant with a letter addressed to the United States
Securities and Exchange Commission stating that it agrees with the above statements, which letter is attached hereto as Exhibit 16.1.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

    Not Applicable.

(b) Pro Forma Financial Information

    Not Applicable.

(c) Exhibits

        16.1 Letter regarding change in certifying accountant from Kingery
             Crouse & Hohl, P.A. to the United States Securities and Exchange
             Commission.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Skyway Communications Holdings Corp.

Date: June 28, 2003                      By:/s/ James Kent
                                            James Kent
                                            Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                  Description
___________                  _____________

16.1                         Letter regarding change in certifying accountant from
                             Kingery Crouse & Hohl, P.A. to the United States
                             Securities and Exchange Commission.

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